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                         GRANT OF INCENTIVE STOCK OPTION
                       PURSUANT TO FIDELITY LEASING, INC.
                      1996-1 KEY EMPLOYEE STOCK OPTION PLAN


                  THIS AGREEMENT, made as of this 5th day of March, 1996, ("Date of Grant") by and between ABRAHAM BERNSTEIN, Grantee and FIDELITY LEASING, Inc. (together with its successors or assigns hereinafter referred to as the "Company").
                  WHEREAS, the Board of Directors of Fidelity Leasing, Inc. (the "Board") previously adopted, with subsequent stockholder approval, the Fidelity Leasing, Inc. 1996-1 Key Employee Stock Option Plan (the "Plan");
                  WHEREAS, the Plan provides for the granting of incentive stock options by a committee to be appointed by the Board (the "Committee") to eligible employees of the Company to purchase, or to exercise certain rights with respect to, shares of the Class A Common Stock of the Company, par value $.01 per share (the "Stock"), in accordance with the terms and provisions thereof; and
                  WHEREAS, the Committee considers the Grantee to be a person who is eligible for a grant of incentive stock options under the Plan, and has determined that it would be in the best interest of the Company to grant the incentive stock options on the terms and conditions hereinafter set forth.
                  NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:



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         1. Grant of Option.
                  Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Committee, hereby grants to the Grantee, an option to purchase up to 1,000,000 shares of Stock at a price of $0.2222 per share. Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under Section 422 of the Internal Revenue Code of 1986).
         2. Installment Exercise.
                  (a) Subject to such further limitations as are provided herein, the Option shall become exercisable in four (4) installments, the Grantee having the right hereunder to purchase from the Company the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:
                        (i) on and after the first anniversary of the Date of Grant, up to 25% (ignoring fractional shares) of the total number of Option Shares;
                        (ii) on and after the second anniversary of the Date of Grant, up to an additional 25% (ignoring fractional shares) of the total number of Option Shares; and
                        (iii) on and after the third anniversary of the Date of Grant, up to an additional 25% (ignoring fractional shares) of the total number of Option Shares; and
                        (iv) on and after the fourth anniversary of the Date of Grant, the remaining Option Shares.

                  (b) Subsection (a) notwithstanding, in the event of a "Change in Control," all of the Option Shares granted hereunder may be exercised immediately. For purposes of this Agreement, a "Change in Control" takes place when Edward E. Cohen is neither an officer of Resource America, Inc. ("RAI") nor an owner of at least five percent (5%) of the voting stock of RAI.

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         3. Termination of Option.
                  (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten years from the Date of Grant (the "Option Term").
                  (b) If employment of Grantee by the Company pursuant to the Employment Agreement dated March 5th, 1996 (the "Employment Agreement") is terminated, or if certain covenants contained in the Employment Agreement are breached, unexercisable or unexercised Options shall be terminated in accordance with Paragraph 10 of the Employment Agreement.
                  Upon a termination of the Grantee's employment by reason of disability or death, or after a Change in Control, the Option may be exercised during the following periods, but only to the extent that the Option was outstanding and exercisable on any such date of retirement, disability or death:
(i) the one-year period following the date of such termination of the Grantee's employment in the case of a disability (within the meaning of Section 422(e)(3) of the Code) or after a Change in Control, (ii) the one-year period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Grantee, and (iii) the one-year period following the date of such termination in the case of retirement on or after attainment of age 65, or in the case of disability other than as described in
(i) above. In no event, however, shall any such period extend beyond the Option Term.
                  (c) In the event of the death of the Grantee, the Option may be exercised by the Grantee's legal representative(s) (but only to the extent that the Option would otherwise have been exercisable by the Grantee).
                  (d) A transfer of the Grantee's employment between Company and any affiliate of Company, or between any subsidiaries of Company, shall not be deemed to be a termination of the Grantee's employment.
                  (e) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) breach any covenant not to compete, or materially breach any employment contract, with Company or any subsidiary of Company, or (ii) engage in conduct that would warrant the Grantee's discharge for Cause (as defined in the Employment Agreement) any unexercised portion of the Option shall immediately terminate and be void.


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         4. Exercise of Options.
                  (a) The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of Company written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof.
                  (b) Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Committee, in whole or in part through the surrender of previously acquired shares of Stock at their Fair Market Value on the exercise date.
                  On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, Company shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as Company may elect) upon full payment for such Option Shares. The obligation of Company to deliver Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee; provided, that the Company and the Committee shall at all times be obligated to use their best efforts to obtain such listing, registration, qualification, consent or approval as soon as possible and without any conditions unacceptable to the Committee.
                  (c) The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.
         5. Adjustment of and Changes in Stock of Company.
                  In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option or in the option price so that Grantee's economic benefit from the exercise of the option with respect to any remaining shares or Stock Appreciation Rights shall be neither better nor worse than would have existed prior to such adjustments.


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         6. Fair Market Value.
                  As used herein, the "Fair Market Value" of a share of Stock shall be (i) if the Company is a public company whose Shares are traded on a stock exchange, the closing price for the Shares on a given day or, if there is no sale on such day, then the last sale price on the last previous date on which a sale is reported or, if the Shares are traded other than on an exchange, the arithmetic mean of the closing bid and ask sale prices for the Shares reported by the NASDAQ on a given day or if there is no sale on such day, then the arithmetic mean of such closing bid and ask sale prices on the last previous date on which a sale is reported; (ii) if the Company is not a public company, the greater of fully-diluted book value per share for the previous fiscal year or ten times after-tax earning per share for the last fiscal year ended prior to the date of determination.
         7. No Rights of Stockholders.
                  Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.
         8. Non-Transferability of Option.
                  During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except, in the case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In no event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, Company may terminate the Option by notice to the Grantee and it shall thereupon become null and void.
         9. Employment Not Affected.
                  The granting of the Option nor its exercise shall not be construed as granting to the Grantee any right with respect to continuance of employment of the Company. Except as may otherwise be limited by a written agreement between the Company and the Grantee, the right of the Company to terminate at will the Grantee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by Company, or the employing subsidiary (whichever the case may be), and acknowledged by the Grantee.


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         10. Stock Appreciation Rights (SARs).
                  (a) In General. Subject to the terms and conditions of the Plan and as set forth herein, the Grantee shall have the right to surrender this Option to the Company, in whole or in part, and to receive in exchange therefor a payment by the Company of an amount equal to the excess of the Fair Market Value of the Option Shares covered by the portion of the Option being surrendered as of the date the Option or portion thereof is surrendered over the exercise price to acquire such Option Shares.
                  (b) SAR Exercise Rights. Grantee shall have the right to surrender all or a portion of this Option in exchange for cash payments under this Section 10 starting on the fourth anniversary of the Date of Grant. The Grantee's rights under this Section 10 shall apply to that number of Option Shares indicated in the schedule set forth below:

                  Surrender Date                  Option Shares
                  --------------                  -------------
                Fourth Anniversary                    250,000
                Fifth Anniversary                     500,000
                Sixth Anniversary                     750,000
                Seventh Anniversary                 1,000,000

The Grantee's right to surrender any portion of this Option in exchange for a cash payment under this Section 10 shall terminate as of the date of the Company's receipt of the proceeds of the initial underwritten public offering of the Company's Stock.
                  (c) Payment. The Grantee shall have the right to receive the payment required to be made under this Section 10 either in cash or in shares of Stock. If payment is made in shares of Stock, the amount of the payment shall be divided by the Fair Market Value of a share of Stock on the surrender date of the SARs. No fractional share of Stock shall be issued on exercise of a SAR, and cash shall be paid by the Company to the Grantee in lieu of any such fractional share. Any payment made under this Section 10 shall be subject to the withholding requirements of Section 11(b) of the Plan.


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                  (d) Limitation. Notwithstanding anything to the contrary
contained herein, the Company's obligation to make cash payments under this
Section 10 shall be limited to $444,444 during each of the annual periods occurring between anniversaries of the Date of Grant, until the eighth anniversary of the Date of Grant. Any amounts not paid on account of this
Section 10(d) shall be paid in the next following annual period following the period for which this Section 10(d) has limited payment, subject to the applicability of this Section 10(d) again for payments otherwise due during such subsequent annual period. Any amounts not paid on account of this Section 10(d) shall be deferred until after the eighth anniversary of the Date of Grant, at which time all such amounts deferred shall be payable in full regardless of whether the Company has become publicly held.
         11. Amendment of Option.
                  The Option may be amended by the Board or the Committee at any time (i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option provided that the Board or Committee, as the case may be, shall make any such necessary or advisable changes (to the extent reasonably possible) in the manner that is the least disadvantageous to Grantee and provided that no change that is advisable but not necessary will be made if such change would prevent the Option from being treated as an Incentive Stock Option; or (ii) other than in the circumstances described in clause (i), with the written consent of the Grantee.
         12. Notice.
                  Any notice to Company provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at 1521 Locust Street, Suite 400, Philadelphia, Pennsylvania 19102, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of the Employer. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.


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         13. Incorporation of Plan by Reference.
                  The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.
         14. Governing Law.
                  The validity, constructions, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the Commonwealth of Pennsylvania, except to the extent preempted by federal law, which shall to the extent govern.

                  IN WITNESS WHEREOF, Company has caused its duly authorized officers to execute and attest this Grant of Incentive Stock Option, and to apply the corporate seal hereto, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.


                                        ________________________________

                                     By:________________________________
                                                   President



                                     Attest:___________________________
                                                  Secretary



                                     ACCEPTED AND AGREED TO:



                                     By:________________________________
                                        ABRAHAM BERNSTEIN, Grantee